UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 25, 2006
  -----------------------------------------------------------------------------

                             AMERICAN BILTRITE INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-4773               04-1701350
 ----------------------------      -----------            -------------
 (State or other jurisdiction      (Commission            (IRS Employer
      of Incorporation)             File No.)          Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2006, American Biltrite Inc. (the "Company") and the Company's subsidiaries K&M Associates L.P. (together with the Company as co-borrowers, the "Domestic Borrower") and American Biltrite (Canada) Ltd. (the "Canadian Borrower") entered into an amendment and restatement of the credit agreement (the "Credit Agreement" and as amended and restated the "New Credit Agreement") with Bank of America, National Association, successor by merger to Fleet National Bank, as domestic administrative agent and domestic lender, and Bank of America, National Association, acting through its Canada branch, as Canadian administrative agent and Canadian lender. A copy of the New Credit Amendment is hereby incorporated by reference and attached as exhibits hereto.

The amendments to the Credit Agreement, among other things, add a new term loan facility (the "Term Loan Facility") with a $10 million commitment and increase the commitment under the revolving loan facility (the "Revolving Loan Facility") by $10 million to $30 million, with an increase in the sublimit for domestic letters of credit issued under the New Credit Agreement from $4 million to $5 million. The New Credit Agreement maintains the sublimits at $12 million and $1 million for borrowings by the Canadian Borrower under the Revolving Loan Facility and Canadian letters of credit, respectively.

The New Credit Agreement provides that the proceeds of the Term Loan Facility may be used only to (i) pay off the Company's outstanding 7.91% Senior Notes Due August 28, 2010 (the "Notes") previously issued by the Company pursuant to the note purchase agreement (as amended and restated as of May 20, 2005, the "Note Purchase Agreement") with The Prudential Insurance Company of America ("Prudential") or (ii) for operations of the Domestic Borrower. The Revolving Loan Facility may continue to be used for working capital and other lawful corporate purposes.

The New Credit Agreement also modifies certain of the financial covenants, among other things, (i) to increase the permitted ratio of the Company's consolidated total liabilities to consolidated tangible net worth to 200%, (ii) to provide for a higher threshold for satisfying the consolidated tangible net worth test and (iii) to provide a higher permitted aggregate amount for capital expenditures in any fiscal year. The New Credit Agreement also requires, for each fiscal quarter ending on and after September 30, 2006, the Company's consolidated adjusted EBITDA for the four consecutive fiscal quarters then ending to exceed 100% of the Company's consolidated fixed charges for the 12-month period ending on such date, as determined under the New Credit Agreement.

The New Credit Agreement continues to provide for certain customary events of default, including without limitation non-payment of obligations under the Credit Agreement when due, cross-default in respect of indebtedness in excess of $250,000 and any change of control. Events of default under the New Credit Agreement resulting from certain bankruptcy, insolvency and receivership matters automatically terminate the lenders' obligation to make borrowings available under the New Credit Agreement and cause all amounts outstanding under the New Credit Agreement to become immediately due and payable. With respect to all other events of default under the New Credit Agreement, the lenders under the New Credit Agreement may terminate their obligation to make borrowings available under the New Credit Agreement and cause all amounts outstanding under the New Credit Agreement to become immediately due and payable.

Subject to acceleration, the New Credit Agreement extends the final maturity date of the Revolving Loan Facility to September 30, 2009 and requires the Domestic Borrower to make quarterly prepayments of $500,000 plus applicable interest on the term loan starting on December 31, 2006 and up to and including the fiscal quarter ending September 30, 2011. The Company and its applicable subsidiaries have reaffirmed their respective guarantees and security interests given pursuant to the Credit Agreement.


Item 1.02 Termination of a Material Definitive Agreement.

On September 26, 2006, the Company gave notice to Prudential that it intends on September 29, 2006 to prepay in full the outstanding principal amount of $16 million of the Notes. The payment will include a Yield Maintenance Amount (as defined in the Note Purchase Agreement), accrued and unpaid interest on the Notes and legal expenses of Prudential in connection with the pay off. The Note Purchase Agreement is incorporated by reference to the exhibits to the Company's Quarterly Report on Form 10-Q filed on August 15, 2005.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.


Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under An Off-Balance Sheet Arrangement.

The information provided in Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 2.04 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

--------------------------------------------------------------------------------
  Exhibit No.                               Description
--------------------------------------------------------------------------------
       4.1 Amended and Restated Credit Agreement dated as of September 25, 2006, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent, and the other lenders from time to time party thereto.
--------------------------------------------------------------------------------
      10.1 Amended and Restated Credit Agreement, dated as of September 25, 2006, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent, and the other lenders from time to time party thereto (the document filed as Exhibit 4.1 is incorporated by reference in this Exhibit 10.1).
--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 27, 2006                AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ------------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  Exhibit Index

--------------------------------------------------------------------------------
  Exhibit No.                               Description
--------------------------------------------------------------------------------
       4.1 Amended and Restated Credit Agreement dated as of September 25, 2006, among American Biltrite Inc, K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent, and the other lenders from time to time party thereto.
--------------------------------------------------------------------------------
      10.1 Amended and Restated Credit Agreement, dated as of September 25, 2006, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent, and the other lenders from time to time party thereto (the document filed as Exhibit 4.1 is incorporated by reference in this Exhibit 10.1).
--------------------------------------------------------------------------------